UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2020 (September 24, 2020)

Cornerstone Building Brands, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5020 Weston Parkway	Suite 400	Cary	NC	27513

(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code: (866) 419-0042
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $.01 par value per share	CNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.
On September 24, 2020, Cornerstone Building Brands, Inc. (the “Company”) entered into an eighth supplemental indenture (the “Supplemental Indenture”) among the Company, the subsidiary guarantors listed on the signature pages thereto (the “Guarantors”) and Wilmington Trust, National Association (in such capacity, the “Trustee”), providing for, among other things, the issuance of $500.0 million aggregate principal amount of 6.125% Senior Notes due 2029 (the “Notes”) pursuant to the indenture, dated as of April 12, 2018 (the “Base Indenture”), among the Company, the subsidiary guarantors from time to time party thereto, and the Trustee (the Base Indenture, as amended or supplemented from time to time prior to the date hereof, and together with the Supplemental Indenture, the “Indenture”).
Interest on the Notes will accrue at the rate of 6.125% per annum and will be payable semi-annually in arrears on January 15 and July 15, commencing on January 15, 2021.
Ranking; Guarantee
The Notes are unsecured senior indebtedness of the Company and are effectively subordinated to all of the Company’s existing and future senior secured indebtedness, including indebtedness under the Company’s senior secured term loan facility, senior secured cash flow-based revolving credit facility and senior secured asset-based revolving credit facility (collectively, the “Senior Secured Credit Facilities”), to the extent of the value of the assets securing such indebtedness. The Indenture provides that the guarantee of each Guarantor is an unsecured senior obligation of that Guarantor and the Notes will, subject to certain exceptions, be guaranteed by each of the Company’s existing and future wholly-owned domestic subsidiaries that guarantee the Company’s obligations under any of the Senior Secured Credit Facilities (including by reason of being a borrower under the senior secured asset-based revolving credit facility on a joint and several basis with the Company or a Guarantor).
Redemption
The Company may redeem the Notes, in whole or in part, at any time prior to September 15, 2023, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to but not including the redemption date, plus the applicable make-whole premium. The Company may redeem the Notes, in whole or in part, at any time (i) on and after September 15, 2023 and prior to September 15, 2024, at a price equal to 103.063% of the principal amount of the Notes, (ii) on or after September 15, 2024 and prior to September 15, 2025, at a price equal to 101.531% of the principal amount of the Notes and (iii) on or after September 15, 2025, at a price equal to 100.000% of the principal amount of the Notes, in each case, plus accrued and unpaid interest, if any, to but not including the redemption date. In addition, at any time prior to September 15, 2023, the Company may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 106.125%, plus accrued and unpaid interest, if any, to but not including the redemption date.
Covenants
The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; voluntarily repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of the Company’s assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control, the Company is required to make an offer to repurchase all of the Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to but not including the repurchase date. If the Company sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to (but excluding) the date of purchase.
Events of Default
Events of default under the Indenture are limited to: the nonpayment of principal or interest when due; failure to comply with the merger covenant therein; failure to comply with its obligation to make a change of control offer (other than a failure to purchase the Notes); failure to comply with its other agreements contained in the Notes or the Indenture; the failure of any Guarantor to comply with its obligations under its guarantee; failure to pay any indebtedness for borrowed money after final maturity or cross acceleration of material debt if the total amount of such indebtedness exceeds $75.0 million; bankruptcy event of default; certain judgment defaults; or a failure of any guarantee of a significant subsidiary to be in full force and effect.
The foregoing description of the Notes and the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01. The Supplemental Indenture should be read together with the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 20, 2018 and incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Notes is incorporated herein by reference.
Item 8.01. Other Events.
The Company will use the net proceeds from the issuance of the Notes to repay all outstanding amounts under the Company’s senior secured asset-based revolving credit facility and senior secured cash flow-based revolving credit facility.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
4.1
Eighth Supplemental Indenture, dated as of September 24, 2020, among Cornerstone Building Brands, Inc., the subsidiary guarantors listed on the signature pages thereto and Wilmington Trust, National Association, as trustee

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORNERSTONE BUILDING BRANDS, INC.

By:	/s/ Jeffery S. Lee
Jeffrey S. Lee
Executive Vice President, Chief Financial Officer

Date: September 24, 2020